                                                                     EXHIBIT 4.1



                         GAIAM, INC. STOCK CERTIFICATE


CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

NUMBER                                                                    SHARES

------                                                                    ------

INCORPORATED UNDER THE LAWS OF COLORADO                        CUSIP 36268Q 10 3

                                  GAIAM, INC.

                         Shares are with .0001 par value     See Reverse for
                                                             Certain Definitions

     This Certifies that _________________________________________ is the owner of __________________________ Shares of the Class A Common Stock of Gaiam, Inc. FULLY PAID AND NON-ASSESSABLE, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Jirka Rysavy                                               Lynn Powers
     Chairman                                                     Secretary
                                (Corporate Seal)
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                                                                     EXHIBIT 4.1

                        INCORPORATED UNDER THE LAWS OF
                                   COLORADO


                                                           CLASS __ COMMON STOCK
NUMBER  __                                                  ___________  SHARES


                                  GAIAM, INC.

                        Shares are with .0001 par value

This Certifies that ___________ is the owner of ____________________________________________ Shares of the Class __ Common Stock
of Gaiam, Inc. FULLY PAID AND NON-ASSESSABLE, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunder affixed this ___ day of September AD _____.

President _________________
Secretary _____________________


For Value Received, _____ hereby sell, assign and transfer unto
________________________________________________________________________________
_________________________Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________________________ Attorney to transfer the said
Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________   ________

In presence of _______________________________________________________

                                  GAIAM, INC.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT     ____________Custodian______________
TEN ENT - as tenants by the entireties                           (Cust)                   (Minor)
JT TEN  - as joint tenants with right of                         under the Uniform Gift to Minor
          Survivorship and not as                                Act________________________________
          tenants in common                                                   (State)

    Additional abbreviations may also be used though not in the above list.

The Corporation will furnish without charge to each shareholder who so requests the designations, preferences, limitations, and relative rights applicable to each class, the variation in preferences, limitations, and rights determined for each series, and the authority of the board of directors to determine variations for future classes or series.

     For Value Received,                   hereby sell, assign and transfer unto

--------------------------------------
Please insert Social Security or other
Identifying Number of Assignee

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Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                                     X________________________________________
              -----------------
                    NOTICE

              THE SIGNATURE TO       X________________________________________
              THIS ASSIGNMENT
              MUST CORRESPOND
              WITH THE NAME(S)       ---------------------------------------
              AS WRITTEN UPON
              THE FACE OF THE         _________________________________
              CERTIFICATE IN          Signature(s) Guaranteed By:
              EVERY PARTICULAR
              WITHOUT ALTER-
              ATION OR ENLARGE-
              MENT OR ANY
              CHANGE WHATEVER.
              -----------------      ---------------------------------------